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                                                                   Exhibit 10.40

                                   AGREEMENT

          AGREEMENT, dated as of November 30, 1999, between INTEREP NATIONAL RADIO SALES, INC., a New York corporation (the "Company", and RALPH C. GUILD
                                                -------
(the "Optionee").
      --------

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Company granted Optionee a non-qualified stock option on January 1, 1991 to purchase 10,000 shares of the Common Stock of the Company, par value $.04 per share, at a price of $57.9082 per share, expiring on December 31, 2000 (the "Option");
               ------

          WHEREAS, in order to assure the continuing services of Optionee to the Company, on December 29, 1995, the Board of Directors of the Company resolved to extend the term of the Option; and

          WHEREAS, that resolution was inadvertently not reflected in an agreement between the Company and Optionee;

          NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that the Option is hereby amended by deleting the words "the day (the "Termination Date") preceding the tenth anniversary of the date hereof" in the first sentence of the first paragraph of the Option and replacing the same with "December 29, 2005 (the "Termination Date")". Except as expressly amended hereby, the Option continues and remains in full force and effect as originally executed.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              INTEREP NATIONAL RADIO SALES, INC.



                              By: /s/ William J. McEntee, Jr.
                                 -----------------------------------
                                 William J. McEntee, Jr.
                                 Vice President
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ATTEST:


By: /s/ Paul Parzuchowski
   ----------------------------
    Paul Parzuchowski
    Secretary

                                       OPTIONEE:


                                         /s/ Ralph C. Guild
                                       ------------------------------
                                       Ralph C. Guild

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